                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: May 27, 2005
                        (Date of earliest event reported)

                           NOVELOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  333-119366             04-3321804
(State or other jurisdiction        (Commission            IRS Employer
       of incorporation)              File No.)          Identification No.)

                          One Gateway Center, Suite 504
                                Newton, MA 02458
                    (Address of Principal Executive Offices)

                                 (617) 244-1616
                         (Registrant's telephone number
                              including area code)

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

         Novelos Therapeutics, Inc. (the "Company") hereby amends the Current
Report on Form 8-K filed by the Company on June 2, 2005 to include financial statements of the Company for its fiscal period ended March 31, 2005.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of business acquired.

         Set forth below are the unaudited financial statements of the Company for its fiscal period ended March 31, 2005.



                                                        NOVELOS THERAPEUTICS, INC.
                                                               BALANCE SHEETS

                                                                                           MARCH 31,           DECEMBER 31,
                                                                                              2005                 2004
                                   ASSETS                                                 (unaudited)           (audited)
                                                                                       ------------------- ------------------

CURRENT ASSETS:
       Cash and equivalents                                                                   $  83,970        $    10,356
       Accounts receivable                                                                       12,584             12,584
       Prepaid expenses and other current assets                                                 17,798             79,631
                                                                                       ------------------- ------------------
               Total current assets                                                             114,352            102,571

PROPERTY AND EQUIPMENT, NET                                                                          --                 --
DEPOSITS                                                                                          6,000              6,000
                                                                                       ------------------- ------------------
TOTAL ASSETS                                                                                 $  120,352        $   108,571
                                                                                       =================== ==================
                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
       Accounts payable and accrued liabilities                                         $     2,020,300        $ 2,026,171
       Accrued interest                                                                         456,769            397,612
       Notes payable to stockholders                                                          2,417,931          2,017,931
       Current portion of long-term debt                                                          1,069              1,840
                                                                                       ------------------- ------------------
               Total current liabilities                                                      4,896,069          4,443,554

DEPOSIT ON CONVERTIBLE PREFERRED STOCK, SERIES B                                                  1,142              1,142

DEFERRED REVENUE                                                                                 12,584             12,584

DEFERRED RENT                                                                                       550                250
                                                                                       ------------------- ------------------
               Total liabilities                                                              4,910,345          4,457,530

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):
       Preferred stock, no par value; 7,000 shares authorized, no shares issued and
         outstanding                                                                                 --                 --
       Common stock, $.00001 par value; 42,000,000 shares authorized at March 31,
         2005 and December 31, 2004; 14,926,126 and 4,426,126 shares issued and
         outstanding at March 31, 2005 and December 31, 2004, respectively                          149                 44
       Additional paid-in capital                                                             7,967,716          7,998,110
       Accumulated deficit                                                                  (12,755,902)       (12,345,157)
       Treasury stock (195,672 shares), at cost                                                  (1,956)            (1,956)
                                                                                       ------------------- ------------------
               Total stockholders' equity (deficit)                                          (4,789,993)        (4,348,959)
                                                                                       ------------------- ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                         $  120,352       $    108,571
                                                                                       =================== ==================


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

                                               NOVELOS THERAPEUTICS, INC.

                                           STATEMENTS OF OPERATIONS
                                       FOR THE THREE MONTH PERIODS ENDED
                                       MARCH 31, 2005 AND MARCH 31, 2004

                                                             Three Months Ended March 31,
                                                           -------------------------------
                                                                2005              2004
                                                           -------------  ----------------

COSTS AND EXPENSES:
      Research and development                             $    157,590     $    111,776
      General and administrative                                195,515          109,651
                                                           -------------  ----------------

            Total costs and expenses                            353,105          221,427
                                                           -------------  ----------------

OTHER INCOME (EXPENSE):
      Interest income                                               176               91
      Interest expense                                          (59,316)         (49,640)
      Miscellaneous                                               1,500           (1,081)
                                                           -------------  ----------------

            Total other expense                                 (57,640)         (50,630)
                                                           -------------  ----------------

NET LOSS                                                       (410,745)        (272,057)

ACCRETION ON CONVERTIBLE PREFERRED STOCK, SERIES A                    --         (69,541)

ACCRETION ON CONVERTIBLE PREFERRED STOCK, SERIES B                    --         (67,267)
                                                           -------------  ----------------

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS               $   (410,745)    $   (408,865)
                                                           =============  ================

BASIC AND DILUTED NET LOSS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS PER COMMON SHARE                                $ (0.03)         $ (0.78)
                                                           =============  ================
SHARES USED IN COMPUTING BASIC AND DILUTED NET LOSS
   ATTRIBUTABLE TO COMMON SHAREHOLDERS PER COMMON SHARE      12,592,793          521,237
                                                           =============  ================



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

                                                      NOVELOS THERAPEUTICS, INC.

                                                       STATEMENTS OF CASH FLOWS
                                                   FOR THE THREE MONTH PERIODS ENDED
                                                   MARCH 31, 2005 AND MARCH 31, 2004

                                                                                                THREE MONTHS ENDED MARCH 31,
                                                                                             -----------------------------------
                                                                                                  2005              2004
                                                                                             --------------   ------------------
                                                                                              (unaudited)        (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
      Net loss                                                                               $  (410,745)     $    (272,057)
      Adjustments to reconcile net loss to cash used in operating activities:
            Depreciation and amortization                                                             --                870
            Stock-based compensation                                                               1,509              1,967
            Loss on cancellation of escrow agreement                                                  --              1,957
            Increase (decrease) in:
                  Accounts receivable                                                                 --            (13,054)
                  Prepaid expenses and other current assets                                       61,833             (6,375)
                  Accounts payable and accrued expenses                                           (5,871)            54,754
                  Accrued interest                                                                59,157             49,485
                  Deferred revenue                                                                    --             13,054
                  Deferred rent                                                                      300                  --
                                                                                             --------------   ------------------

                     Cash used in operating activities                                          (293,817)          (169,399)

CASH FLOWS FROM FINANCING ACTIVITIES:
       Costs from issuance of common stock                                                       (31,798)                --
       Payments of long-term debt                                                                   (771)              (672)
       Proceeds from issuance of promissory notes                                                400,000                 --
                                                                                             --------------   ------------------

                     Cash provided by (used in) financing activities                             367,431               (672)
                                                                                             --------------   ------------------

INCREASE (DECREASE) IN CASH AND EQUIVALENTS                                                       73,614           (170,071)

CASH AND EQUIVALENTS, BEGINNING OF YEAR                                                           10,356            183,365
                                                                                             --------------   ------------------

CASH AND EQUIVALENTS, END OF PERIOD                                                           $   83,970      $      13,294
                                                                                             ==============   ==================


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

                                                      NOVELOS THERAPEUTICS, INC.

                                                       STATEMENTS OF CASH FLOWS
                                                   FOR THE THREE MONTH PERIODS ENDED
                                                   MARCH 31, 2005 AND MARCH 31, 2004

                                                                                 THREE MONTHS ENDED MARCH 31,
                                                                               -------------------------------
                                                                                       2005         2004
                                                                               -----------------  ------------

                                   (unaudited)
SUPPLEMENTAL DISCLOSURES OF CASH FLOW Cash paid during the period for:
     Interest                                                                  $           --     $         --
                                                                               =================  =============

SUPPLEMENTAL DISCLOSURES OF NON-CASH ACTIVITIES
   Common stock issued for services                                            $          105     $         --
                                                                               =================  =============


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 12, 2005

                                     NOVELOS THERAPEUTICS, INC.

                                     By:   /s/  HARRY S. PALMIN
                                           --------------------------------
                                     Its:     Chief Executive Officer

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